Document No: Revision: Revision Date: Replaces: Page: MSA-XPI Amendment 3 08/22/22 00 1 of 6 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED AMENDMENT NO. 3 TO Commercial Supply Agreement This Amendment No. 3 to the Commercial Supply Agreement (this “Amendment”) has been made and entered into as of August 31, 2022 (the “Effective Date”) between PYRAMID Laboratories Inc. (“PYRAMID”) and Xeris Pharmaceuticals, Inc. (“Client”). This Amendment amends that certain Commercial Supply Agreement dated as of May 14, 2018, as amended by Amendment No. 1dated as of September 1, 2018 and Amendment No. 2 dated as of May 13, 2021 as amended, the “Agreement”), by and between the parties to this Amendment. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement. NOW, THEREFORE, the parties intending to be legally bound, hereby agree as follows: 1. Schedule A. The Agreement is hereby amended as of the Effective Date such that Schedule A thereto is deleted in its entirety and replaced with Schedule A attached hereto. 2. Schedule B. The Agreement is hereby amended as of the Effective Date such that Schedule is deleted in its entirety and replaced with Schedule B attached hereto. 3. Schedule C. The Agreement is hereby amended as of the Effective Date such that Schedule is deleted in its entirety and replaced with Schedule C attached hereto. 4. Miscellaneous. Except as expressly amended hereby, the terms of the Agreement (including the schedules thereto) shall remain in full force and effect, and the Agreement, as amended by this Amendment, is binding on each of the parties to this Amendment. * * * Exhibit 10.3

Document No: Revision: Revision Date: Replaces: Page: MSA-XPI Amendment 3 08/22/22 00 2 of 6 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date. PYRAMID Laboratories, Inc.: By: /s/ Medhat Gorgy Name: Medhat Gorgy Title: President & CEO Xeris Pharmaceuticals, Inc.: By: Name: Peter Valentinsson Title: SVP, Product Development/Technical operations /s/ Peter Valentinsson

Document No: Revision: Revision Date: Replaces: Page: MSA-XPI Amendment 3 08/22/22 00 3 of 6 Schedule A Batch Size, Dosage, Yield*, Volume, Pricing I. [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Pricing Assumptions: 1. Standard Batch [***]. 2. Standard batch size estimates based on [***] theoretical yield per dosage; yield assumptions and batch sizes shall be adjusted annually based on actual production history. 3. Batch size/yield/price independent [***]. 4. Pricing subject to annual adjustments as defined under Section 3.3.2, [***]. 5. Pricing for Validation Batches shall be adjusted as defined under Section 3.3.3 [***]. Schedule A (continued) 6. Price includes [***]. 7. Price includes [***]. 8. Price excludes [***].

PYRAMID
Laboratories, Inc.

Document No:	MSA-XPI
Revision:	Amendment 3
Revision Date:	08/22/22
Replaces:	00
Page:	4 of 6

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Document No: Revision: Revision Date: Replaces: Page: MSA-XPI Amendment 3 08/22/22 00 5 of 6 Schedule A (continued) Batch Size, Dosage, Yield, Volume Pricing Pricing Assumptions: 1. Standard Batch [***]. 2. Standard batch size estimates based on [***] theoretical yield per dosage; yield assumptions and batch sizes shall be adjusted annually based on actual production history. 3. Pricing subject to annual adjustments as defined under Section 3.3.2, [***]. 4. Pricing for Validation Batches shall be adjusted as defined under Section 3.3.3 [***]. 5. Price includes [***]. 6. Price includes [***]. 7. Price excludes [***].

Document No: Revision: Revision Date: Replaces: Page: MSA-XPI Amendment 3 08/22/22 00 6 of 6 Schedule B Client Materials [***] Name Description Client Part Number [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Name Description Client Part Number [***] [***] [***] [***] [***] [***] [***] [***] [***] Specifications for each Client Material shall be updated from time to time as required in accordance with the provisions of the Quality Agreement. Schedule C Commercial Products Client Part Number Description [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]